Exhibit 99.2
                                                                    ------------


                      LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                         COMDISCO VENTURES FUND B, LLC

                     (A Delaware Limited Liability Company)

         THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") of Comdisco Ventures Fund B, LLC (the "Company"), dated as of February 20, 2004 (the "Effective Date"), is by and among Comdisco, Inc., a Delaware corporation ("CDI"), Windspeed Acquisition Fund GP, LLC, a Delaware limited liability company ("Windspeed"), Windspeed Acquisition Fund, L.P. (the "Windspeed Fund"), and any other Persons who become parties hereto after the effective date of this Agreement. Certain terms used but not otherwise defined in this Agreement have the meanings assigned to them in Section 17.

                                    RECITALS

         The parties hereto desire to organize and continue the Company as a Delaware limited liability company within the meaning of the Delaware Limited Liability Company Act (6 Del. C.ss.18-101, et seq.), as amended from time to time (the "Act"), and any successor to such Act.

                                   AGREEMENT

         NOW, THEREFORE, for good and valuable consideration the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Organization; Certificate; Name.

                  1.1 Organization. The Company shall be organized and continued as a Delaware limited liability company in accordance with, and subject to, the provisions of this Agreement.

                  1.2 Filings. The Members ratify and confirm the authority of the Manager and any individual authorized by the Manager, acting singly in any case, to execute, acknowledge, deliver, file and record in the appropriate offices, as applicable, (i) the Certificate and any amendments thereto, and
(ii) such other instruments, certificates, documents and other writings which the Manager determines to be necessary or appropriate to secure or preserve the Company's status as a Delaware limited liability company or to qualify the Company to do business in states other than Delaware.

                  1.3 Name. The name of the Company shall be "Comdisco Ventures Fund B, LLC" or such other name as the Manager determines from time to time to be appropriate.

                  1.4 Tax Partnership. The parties intend that the Company be classified as a partnership, and that they be treated as partners, for tax purposes.

         2. Purpose. The Company's purpose shall be to make, manage and dispose of investments in securities of Fund A Portfolio Companies (including, without limitation, preferred stock, common stock, warrants, convertible debt instruments, and other securities) and to do any and all things that are ancillary or incidental thereto. In furtherance of such purpose, the Company shall have the authority to: (a) negotiate, execute, deliver, perform, modify, supplement, amend and terminate contracts, agreements, instruments, documents, notices and other writings, including but not limited to purchase and sale agreements, subscription agreements, stockholder agreements, investor rights agreements, voting agreements, warrant and option agreements, exchange agreements, merger agreements, lock-up agreements, underwriting agreements, brokerage agreements, custodial agreements, escrow agreements, management agreements, advisory agreements, promissory notes, pledge and other security agreements, and exercise notices, (b) plan, structure, negotiate, coordinate, effect and participate in financings (including, without limitation, by offerings of debt and equity securities privately or publicly), recapitalizations, restructurings, sales, mergers, liquidations and similar transactions of Fund A Portfolio Companies, (c) exercise all rights, powers, privileges and other incidents of ownership or possession with respect to securities held by it (including, without limitation, to vote securities as to the election of directors and other matters and to exercise any and all rights and powers with respect to options, warrants and convertible securities held by
it), (d) pay or otherwise provide for its expenses, debts and obligations (including, without limitation, the Management Fee), and make temporary investments in Short Term Investments pending the use of its available cash to pay expenses, debts and obligations or to make distributions to the Members,
(e) borrow money, and pledge assets to secure such borrowings on a short term basis, (f) hire and compensate advisors, consultants, agents, contractors, subcontractors, accountants, attorneys and other service providers, (g) establish and maintain bank and other accounts and draw checks or other orders or expenditures from such accounts, (h) purchase, acquire, finance, hold, market and sell assets, (i) apply for and obtain insurance and (j) do any and all other things that are ancillary or incidental to any of the foregoing.

         3. Place of Business; Registered Agent. The principal place of business of the Company shall be at 52 Waltham Street, Lexington, Massachusetts 02421. The Manager shall promptly provide the Members with written notice if the Company's principal place of business is changed. The Company's registered office in the State of Delaware shall be Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The registered agent for service of process on the Company in the State of Delaware shall be Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The Manager may at any time change the location of the Company's principal place of business, establish additional places of business and designate a new agent for service of process as it shall deem advisable.

         4. Term; Existence. The Company shall continue in full force and effect from the Effective Date until dissolved pursuant to Section 14 (the "Term").

         5. Interests; Contributions; Capital Accounts.

                  5.1 Interests. As of the Effective Date, CDI, Windspeed and the Windspeed Fund shall be admitted to the Company as Members holding the classes of interest, and having the Capital Commitments, set forth opposite their names on Schedule 1 attached hereto.

                  5.2 Capital Commitments and Contributions. Except as otherwise expressly provided in this Agreement, the Members shall be obligated to make contributions to the Company in aggregate amounts not exceeding their respective Capital Commitments, when and as called for by Call Notices delivered to them by the Manager. All calls for contributions shall be made to the Members in proportion to the amounts of their respective unfunded Capital Commitments. Amounts contributed by the Members may be used by the Company as the Manager determines to be appropriate in connection with the Company's business and affairs (including, without limitation, to fund investments made by the Company and to pay or provide for the payment of the Management Fee and other Company expenses and obligations); provided, however, that, after the close of the period of three (3) consecutive years beginning on the Effective Date (subject to extension for up to two (2) additional years with the approval of the Manager and the Fund B Advisor) (such period, as it may be so extended, the "Investment Period"), the Manager shall not call for further contributions except (i) to pay Company expenses and obligations (including, without limitation, the Management Fee), or (ii) to fund acquisitions of securities the Company has committed to acquire, or is in the process of acquiring, as of the close of the Investment Period; provided that, in no event shall the Members be obligated to make contributions after the expiration of the Investment Period. Notwithstanding the foregoing, with the approval of the Manager, Windspeed may make additional contributions after the expiration of the Investment Period to fund acquisitions solely by Windspeed of securities made to protect the value of previously acquired securities positions. Except as otherwise provided in this Section 5.2, the Manager shall have absolute discretion in determining whether and when, and shall have no obligation, to call for contributions; provided that, the Manager is acting in good faith and in a manner it believes to be, or not opposed to, the best interests of the Company and the Members. No Member shall be liable for any debts, liabilities, contracts or obligations of the Company in excess of such Member's Capital Contribution. No Member shall be liable for any debts, liabilities, contracts or obligations of any other Member.

                  5.3 Draws from Escrow Account. Notwithstanding Section 5.2, CDI's contributions to the Company shall be drawn by the Manager from the Escrow Account, which shall be the exclusive means of funding CDI's Capital Commitment (it being agreed that CDI shall have no obligation to make any contributions using any of its other assets). To the extent that the amount available in the Escrow Account is insufficient to satisfy any contribution due with respect to CDI's interest, the Manager shall provide CDI with written notice of such deficiency and shall provide CDI with the opportunity to fund such deficiency. If CDI does not notify the Manager of its intention to fund such deficiency within three (3) Business Days of receipt of such notice, then the Manager will cause the Company to borrow the amount of such deficiency for CDI's benefit from one (1) or more lenders (which may include the Manager, a Member or an Affiliate of the Manager or a Member), or advance the amount of such deficiency to CDI, on such terms and conditions (but at an interest rate not exceeding ten percent (10%) per annum) as the Manager determines to be appropriate. For purposes of determining the Members' Capital Contributions, maintaining the Members' capital accounts and making allocations pursuant to
Section 6 and distributions pursuant to Section 7, the amount of any such borrowing or advance shall be treated as having been contributed by CDI to the Company as a Capital Contribution. All principal, interest and reasonable and necessary costs (including, without limitation, attorneys' fees) with respect to any such borrowing shall be paid (or reimbursed to the Company) from the Escrow Account as soon as funds become available therein. The Manager shall be entitled, in its sole discretion, to offset and reduce amounts that would otherwise be distributable to CDI pursuant to Section 7 by any amounts so loaned or advanced for the benefit of CDI to cover deficiencies in the Escrow Account. The amount which CDI is required to deposit into the Escrow Account to fund its Capital Commitment will be reduced by the amount of any such offset (after deducting the portion of the offset attributable to interest on the underlying loan or advance). At the request of the Manager, CDI shall provide the lender of any amount borrowed pursuant to this Section 5.3 with a non-recourse guaranty of such borrowing secured by its interests in the Company and Fund A (and shall execute and deliver such agreements, documents, instruments and other writings, and take such other actions, as the Manager may reasonably determine to be appropriate to effect such guaranty and security interests) but any such borrowings or advance shall be non-recourse to CDI.

                  5.4 Return of Unused Capital Contributions. Any contributions held by the Company as of the last day of the Investment Period shall be promptly distributed to the Members to the extent that such contributions are not needed, as reasonably determined by the Manager, (i) to pay or fund reserves to pay Company expenses and obligations (including, without limitation, the Management Fee), (ii) to fund acquisitions of securities the Company has committed to acquire, or is in the process of acquiring, as of the close of the Investment Period, and (iii) with respect to the Class B Members and in accordance with Section 5.2 to fund acquisitions solely by the Class B Members of securities made to protect the value of previously acquired securities positions. Any amounts retained pursuant to (i), (ii) or (iii) of the preceding sentence shall be promptly distributed if they become no longer needed for the purposes for which they were retained.

                  5.5 Additional Members. The Company shall not issue any additional interests or admit any additional Members without the approval of the Manager and the Class A Members. Nothing in this Section 5.5, however, shall limit the rights of Members to Transfer their interests in the Company, or to cause Transferees of their interests to be admitted as substituted Members, pursuant to Section 11.

                  5.6 No Other Contributions. Except as provided by this
Section 5 or the Act, no Member shall be required to make any contribution of cash, property or services, or to return any distributions received in accordance with this Agreement, or to make any loan, to the Company or to any creditor of the Company (including, without limitation, to restore a deficit balance in such Member's capital account). No Member shall be liable for any debts, liabilities, contracts or obligations of the Manager or any other Member.

                  5.7 Capital Accounts. The Manager shall maintain capital accounts for the Members in accordance with Section 704(b) of the Code and the Treasury Regulations promulgated thereunder. In that regard, the Manager may make such adjustments to the Members' capital accounts as it determines are necessary and in accordance with the Treasury Regulations in connection with any contribution to or distribution by the Company of more than a de minimis amount of money or other property in exchange for an interest in the Company. If a Member holds interests of more than one (1) class, separate capital accounts shall be maintained for such Member for each such class of interests. A Transferee of an interest in the Company shall succeed to the capital account of its Transferor to the extent allocable, based on the terms of the Transfer, to the Transferred interest.

                  5.8 Company Assets. All assets of the Company shall be owned by the Company as an entity.

         6. Allocations.

                  6.1 Net Operating Income or Loss. Subject to Sections 6.5 and 14, and after any special allocations required by Sections 6.3 and 6.4 have been made, the Net Operating Income or Net Operating Loss, as the case may be, for any fiscal year or other accounting period shall be allocated to the Members in proportion to their respective Contribution Percentages.

                  6.2      Net Portfolio Profit or Loss.

                           6.2.1 Net Portfolio Profit. Subject to Sections 6.5
and 14, and after any special allocations required by Sections 6.3 and 6.4 have been made, a Net Portfolio Profit of the Company for any fiscal year or other accounting period shall be allocated as follows:

                                    6.2.1.1 First, to the Members to the extent
of and in proportion to their negative Adjusted Capital Account Balances, if any; and

                                    6.2.1.2 Second, thereafter, to the Members
in such amounts and proportions as are necessary for their respective Adjusted Capital Account Balances to equal their respective Target Capital Account Balances as of the close of such fiscal year or other accounting period (or, if such equalization is not possible, as are necessary to reduce proportionately the differences between their respective Adjusted Capital Account Balances and their respective Target Capital Account Balances).

                           6.2.2 Net Portfolio Loss. Subject to Sections 6.5
and 14, and after any special allocations required by Sections 6.3 and 6.4 have been made, a Net Portfolio Loss of the Company for any fiscal year or other accounting period shall be allocated as follows:

                                    6.2.2.1 First, until the Members' Adjusted
Capital Account Balances have been reduced to zero (0), to the Members in such amounts and proportions as are necessary for their respective Adjusted Capital Account Balances to equal their respective Target Capital Account Balances as of the close of such fiscal year or other accounting period (or, if such equalization is not possible, as are necessary to reduce proportionately the differences between their respective Adjusted Capital Account Balances and their respective Target Capital Account Balances); and

                                    6.2.2.2 Second, thereafter, to the Members
in proportion to their respective Capital Contributions.

                  6.3 Special Allocations. Before any allocations are made pursuant to Section 6.1, Section 6.2 or Section 14 (as such Sections may be modified by Section 6.5), the following special allocations shall be made in the following order:

                           6.3.1 The Manager may make such special allocations,
and apply Sections 6.1 and 6.2 with such modifications, as it determines to be appropriate (i) to comply with the rules set forth in the Treasury Regulations under Section 704(b) of the Code governing (a) allocations of "nonrecourse deductions," "partner nonrecourse deductions" and other items lacking "economic effect" and (b) "minimum gain chargebacks" and "partner nonrecourse debt minimum gain chargebacks," and (ii) for this Agreement to contain a "qualified income offset" provision within the meaning of the Treasury Regulations under
Section 704(b) of the Code. In no event, however, shall any such special allocations or modifications affect the amount or timing of any distribution to be made to any Member hereunder.

                           6.3.2 To the extent an adjustment to the adjusted
tax basis of any asset of the Company pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-l(b)(2)(iv)(m) of the Treasury Regulations, to be taken into account in determining capital accounts, the amount of such adjustment to the capital accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset), and such gain or loss shall be specially allocated to the Members in a manner that is consistent with the manner in which their capital accounts are required to be adjusted pursuant to
Section 1.704-l(b)(2)(iv)(m) of the Treasury Regulations.

                           6.3.3 To the extent that any portion of the
Management Fee payment is determined by the Manager to be a distribution to any Member and not a guaranteed payment within the meaning of Section 707(c) of the Code (or a payment for services provided in a non-Member capacity), an amount of gross income of the Company equal to the amount of such payment (and, to the extent possible, of the same character as the income of the Company giving rise to such payment) shall be specially allocated to such Member.

                           6.3.4 Any interest or other expense incurred by the
Company in connection with any borrowing made pursuant to Section 5.3 shall be specially allocated to CDI.

                  6.4 Curative Allocations. The Members intend that their capital account balances as of the time immediately before the liquidating distributions are made pursuant to Section 14 equal the amounts of such distributions to be made to them so that they have zero (0) balances in their capital accounts after the liquidating distributions are made. Subject to the requirements of Sections 6.3.1 and 6.3.2 (the "Regulatory Allocations"), the Company shall make such special allocations of items of income, gain, loss, deduction and expenditure as the Manager determines are required to give effect to such intent (including, without limitation, to cure any imbalances that might otherwise be caused by the Regulatory Allocations). The Manager may reallocate items of income, gain, loss, deduction and expenditure for prior open taxable years to give effect to such intent if it reasonably and in good faith determines that such items for the current and future taxable years will be insufficient to give effect to such intent.

                  6.5 Varying Interests. If any interest in the Company is Transferred during any accounting period, allocations of Net Operating Income or Loss, Net Portfolio Profit or Loss, and items of income, gain, loss and deduction with respect to such interest for such period shall be made using such method or methods (including, without limitation, an "interim closing" method) as the Manager and the Class A Members (in accordance with Section 13) determine to be appropriate and in compliance with Section 706 of the Code.

                  6.6 Tax Allocations. Tax allocations shall be made consistent with the allocations of Net Operating Income or Loss and Net Portfolio Profit or Loss made pursuant to Sections 6.1 and 6.2 and with any special allocations made pursuant to Sections 6.3 and 6.4, except that, solely for tax purposes,
(i) items of income, gain, loss, deduction and expenditure with respect to Company assets reflected hereunder in the Members' capital accounts and on the books of the Company at values that differ from the Company's adjusted tax bases in such assets shall be allocated among the Members in such manner, and using such method or methods as the Manager determines to be appropriate (it being agreed, however, that allocations made pursuant to this Section 6.6 on account of book/tax disparities with respect to securities held by the Company shall be made using the "traditional" method described in Section 1.704-3(b) of the Treasury Regulations except as the Manager, with the approval of the Fund B Advisor, determines to be appropriate), and (ii) any items of gain recognized by the Company that are subject to the depreciation recapture provisions of Sections 1245 and 1250 of the Code shall be allocated among the Members in such manner as is necessary to comply with Sections 704, 1245 and 1250 of the Code and any applicable Treasury Regulations thereunder.

                  6.7 Tax Credits. Any tax credits of the Company for any fiscal year or other accounting period shall be allocated to the Members in proportion to their allocations of the Company's Net Portfolio Profit or Loss, as the case may be, for such fiscal year or other accounting period.

                  6.8 Tax Elections. The Company shall make such elections under the Code and the Treasury Regulations (including, without limitation, those permitted by Sections 704(b), 704(c), 709(b) and 754 of the Code), and state tax or similar laws, as the Manager determines to be appropriate, except as provided in Section 6.6.

                  6.9 Tax Matters Partner. Windspeed (or an Entity that has become Manager pursuant to Section 8.1.3 upon the Transfer to it of Windspeed's Class B interest in the Company) shall be the "Tax Matters Partner" of the Company, as defined in Section 6231(a)(7) of the Code, for purposes of any tax audit of the Company for as long as it is a Manager and the Class B Member. At such time as neither Windspeed nor any such Transferee of its interest is the Tax Matters Partner, a successor Tax Matters Partner shall be designated by the Fund B Advisor in accordance with the Code and the Treasury Regulations. The Tax Matters Partner shall have all of the rights, duties, obligations and powers of a Tax Matters Partner, as so defined, under the Code, subject to
Section 8.3.8.

         7. Distributions.

                  7.1      Operating Cash Flow; Net Portfolio Receipts.

                           7.1.1 Operating Cash Flow. Subject to Sections 7.2,
14, 15 and any legal or contractual restrictions on the Company's ability to make distributions to the Members, the Manager shall make distributions by wire transfer of any Operating Cash Flow, as promptly as it determines to be appropriate (but not less frequently than quarterly), to the Members in proportion to their respective Contribution Percentages.

                           7.1.2 Net Portfolio Receipts. Subject to Sections
5.3, 7.2, 14, 15 and any legal or contractual restrictions on the Company's ability to make distributions to the Members, the Manager shall make distributions by wire transfer of any Net Portfolio Receipts as promptly as it determines to be appropriate (but not less frequently than quarterly) as follows:

                                    7.1.2.1 First, to all of the Members (Class
A and Class B) in proportion to their respective Contribution Percentages until
(i) the amount that has been distributed pursuant to this Section 7.1.2.1 (including so much of Sections 7.2 and 7.3 as relate to this Section 7.1.2.1) for all fiscal years and other accounting periods equals (ii) the sum of the Members' Capital Contributions less the sum of the amounts that have been returned to the Members pursuant to Section 5.4;

                                    7.1.2.2 Second, 90% to all of the Members
(Class A and Class B) in proportion to their respective Contribution Percentages, and 10% to the Class B Member, until (i) the amount that has been distributed to the Class A Members pursuant to this Section 7.1.2 (including so much of Sections 7.2 and 7.3 as related to this Section 7.1.2) for all fiscal years and other accounting periods equals (ii) (a) 1.8 times (b) the sum of the Class A Members' Capital Contributions less the sum of the amounts that have been returned to the Class A Members pursuant to Section 5.4;

                                    7.1.2.3 Third, 80% to all of the Members
(Class A and Class B) in proportion to their respective Contribution Percentages, and 20% to the Class B Member, until (i) the amount that has been distributed to the Class A Members pursuant to this Section 7.1.2 (including so much of Sections 7.2 and 7.3 as relate to this Section 7.1.2) for all fiscal years and other accounting periods equals (ii) (a) 2.3 times (b) the sum of the Class A Members' Capital Contributions less the sum of the amounts that have been returned to the Class A Members pursuant to Section 5.4; and

                                    7.1.2.4 Fourth, thereafter, 70% to all of
the Members (Class A and Class B) in proportion to their respective Contribution Percentages, and 30% to the Class B Member.

                  7.2 Tax Distributions. Notwithstanding Section 7.1, the Company shall use reasonable efforts to make advance distributions to the Members within a reasonable period of time before taxes are due in such amounts and proportions as are necessary for the distributions made with respect to their interests (including to predecessor holders of such interests) for all fiscal years and other accounting periods to equal their respective Tax Liabilities as of the time of determination. Distributions pursuant to this
Section 7.2 shall be made in advance of the dates by which the corresponding tax amounts are due. Any advance distribution to a Member pursuant to this
Section 7.2 shall offset an equal amount of distributions that would otherwise thereafter be made to such Member pursuant to Section 7.1.2.

                  7.3 Distributions in Kind. Subject to Sections 14, 15 and any legal or contractual restrictions on the Company's ability to make distributions to the Members, the Manager may from time to time cause the Company to distribute Marketable Securities in kind. Any in kind distribution of a Marketable Security shall be made to the Members in accordance with
Section 7.1.2 as if such Marketable Security were an amount of Net Portfolio Receipts equal to its value as determined pursuant to Section 7.4 (and, for purposes of thereafter applying Section 7.1.2 or so much of any other provision of this Agreement as relates to such Section, shall be treated as having been distributed pursuant to such Section). For purposes of determining and allocating Net Portfolio Profit, Net Portfolio Loss and other items pursuant to
Section 6, any Marketable Security that is to be distributed in kind shall be treated as having then been sold by the Company for its value as determined for purposes of applying this Section 7.3. Notwithstanding the foregoing, for so long as CDI (or an Affiliate of CDI that has become a Class A Member upon the Transfer to it of CDI's Class A interest in the Company) is a Class A Member, the Manager will attempt to sell and convert into cash such Marketable Securities for at least 180 days after such securities have attained the status of Marketable Securities. The Manager may, in its discretion, distribute Marketable Securities in kind to the Class B Member or any Class A Member other than CDI (or any such affiliate thereof) during such 180-day period; provided that the value of any such distribution to the Class B Member or any such Class A Member other than CDI (or any such affiliate thereof) of a share of Marketable Securities in kind shall be deemed to be the comparable per share cash value of the cash distributions made to CDI (or any such affiliate thereof) as a result of the disposition of such in kind Marketable Securities.

                  7.4 Valuation of Securities. The value of any security shall be determined as provided in this Section 7.4.

                           7.4.1 Any security that is listed on a national
securities exchange shall be valued at its average last sale price as recorded by the New York composite tape system over the ten (10) trading days immediately preceding the date of such valuation or, if the security is not included in such system, at its average last sale price over such ten (10) trading days on the principal national securities exchange on which such security is traded, as recorded by such exchange (using instead of the last sale price, for any such day on which no sales occurred, the mean between the closing "bid" and "asked" prices on such day as recorded by such system or such exchange, as the case may be).

                           7.4.2 Any security that is listed on the Nasdaq
National Market shall be valued at its average last sale price over the ten
(10) trading days immediately preceding the date of such valuation as reported by Nasdaq (using instead of the last sale price, for any day on which no sales occurred, the mean between the closing "bid" and "asked" prices on such day as reported by Nasdaq).

                           7.4.3 Any security that is not listed on a national
securities exchange or on the Nasdaq National Market but that is traded in the over-the-counter market in the United States shall be valued at the average mean between the closing "bid" and "asked" prices for the ten (10) trading days immediately preceding the date of such valuation as reported by Nasdaq or, if not so reported, as reported in the over-the-counter market in the United States.

                           7.4.4 Any security in the form of an option, warrant
or similar security for which no price quotation is available shall be valued by determining the value of the underlying security in accordance with Sections 7.4.1, 7.4.2, 7.4.3 or 7.4.5, as applicable, and subtracting therefrom the exercise or conversion price of such security; and

                           7.4.5 Any security that is not subject to valuation
under any of the preceding provisions of this
Section 7.4 shall be assigned the value established for such security in the last round of financing of the issuer of such security plus or minus any adjustments which the Manager reasonably determines to be appropriate to reflect market, issuer or other events that have occurred subsequent to such last round of financing, all consistently applied.

                  The foregoing valuation methodologies contained in this
Section 7.4 will be used by the Manager for purposes of stating the fair value for the period stated of the Company's Portfolio investments in the Company's statement of Assets, Liabilities and Members' Capital as of the applicable quarterly reporting date.

         8. Management.

                  8.1      Manager.

                           8.1.1 The management and operation of the Company,
and the development and implementation of Company policies, shall be and hereby are vested in the Manager, which shall be Windspeed unless and until it ceases to serve as Manager pursuant to Section 8.1.3 or Section 8.1.4. Subject to
Section 8.3 and any other applicable limitations imposed by this Agreement, the Manager shall have exclusive authority to exercise on behalf of the Company all of the powers of the Company hereunder (including, without limitation, those specified in Section 2) and to take such other actions as it determines are necessary, advisable or incidental to the carrying on of the Company's business and affairs. The parties agree that any Person serving as Manager hereunder shall be a "manager" of the Company within the meaning of the Act (with the rights, powers and duties in such capacity provided in this Agreement) for as long as it so serves. In dealings with the Members, or with or on behalf of the Company, the Manager shall act in good faith and in the manner it believes to be, or not opposed to, the best interests of the Company and the Members. The Manager and its individual members shall have fiduciary responsibilities, solely with respect to the Members, as set forth under the Act and in accordance with the terms of this Agreement in like manner and to the same extent as if such persons served directly as individual Managers of the Company.

                           8.1.2 A Manager shall serve until its successor
becomes Manager hereunder or, if earlier, until it ceases to serve as Manager pursuant to Section 8.1.3 or Section 8.1.4. If a Manager ceases to serve as such for any reason (other than, in the case of Windspeed, by its Transfer of its Class B interest in the Company to another Entity that is Controlled by any two (2) or more of the individuals comprising the Windspeed Team and that thereupon becomes the Manager as provided in Section 8.1.3), any vacancy thereby created may be filled by a Person designated by the Class A Members in accordance with Section 13. Except as otherwise expressly provided in this Agreement, the cessation of any Member-Manager's service as Manager shall not, in and of itself, affect its rights, or constitute its withdrawal, as a Member.

                           8.1.3 A Manager may not resign without the approval
of the Class A Members in accordance with Section 13; provided, however, that upon any Transfer by Windspeed pursuant to Section 11 of its Class B interest in the Company to an Entity Controlled by any two (2) or more of the individuals comprising the Windspeed Team, such Entity shall become the Manager upon its admission to the Company as a substituted Class B Member.

                           8.1.4 A Manager may not be removed except by vote of
the Class B Members.

                           8.1.5 Until the termination of the Company,
Windspeed and at least two (2) of the individuals comprising the Windspeed Team shall devote to the Company such time and resources and maintain such staffing as are reasonably necessary and appropriate to administer and conduct the Company's affairs in accordance with the terms hereof and in a manner intended to conform to the best interest of the Company.

                  8.2      Fund B Advisor.

                           8.2.1 The Class A Members may from time to time
appoint, in accordance with Section 13, an individual to act as the Fund B Advisor hereunder (the "Fund B Advisor"). A Fund B Advisor may (i) resign upon at least thirty (30) days' written notice to the Class A Members and (ii) be removed at any time, for any reason or no reason, by the Class A Members in accordance with Section 13. Any vacancy created by the resignation, removal or other event with respect to a Fund B Advisor may be filled by the Class A Members in accordance with Section 13.

                           8.2.2 The Manager shall not take any action
expressly requiring the approval of the Fund B Advisor hereunder without such approval or, if there is then no Fund B Advisor, the approval of the Class A Members in accordance with Section 13. In addition, the Manager shall consult with the Fund B Advisor regarding potential conflicts of interest and other matters as the Manager from time to time determines to be appropriate. The Manager shall promptly consider in good faith (without being obligated to comply with) any recommendations that are promptly made by the Fund B Advisor in response to any matter submitted to it. Because of the relative interest of CDI in the Company and Fund A, the Manager acknowledges its fiduciary duty to CDI to maximize the value of CDI's interest in the Company after considering the recommendations of the Fund B Advisor and consistent with its duties to the members of Fund A.

                           8.2.3 Except in its capacity as Manager, liquidating
trustee or other authorized service provider, no Member shall have any authority to act for or on behalf of the Company or any other Member or to bind the Company or any other Member in any way, to pledge the Company's credit or to render the Company liable for any purpose.

                  8.3 Actions Requiring Member Approval. Notwithstanding
Section 8.1, and in addition to any other matters requiring the approval of some or all of the Members hereunder, without the approval of the Fund B Advisor (or, if there is then no Fund B Advisor, the Class A Members in accordance with Section 13), the Manager shall have no authority to:

                           8.3.1 cause the Company to engage in a transaction
that would result in a Fund A security being converted into a new series security and then Transferred to the Company by reason of a direct investment by the Company directly attributable to the security of the Fund A Portfolio Company being Transferred;

                           8.3.2 cause the Company to acquire any asset other
than follow-on or exercised securities in Fund A Portfolio Companies;

                           8.3.3 delegate or assign any of its obligations as
Manager hereunder other than as permitted by Section 8.6;

                           8.3.4 cause the Company to merge or consolidate with
or into any other Entity or change its form of organization (including, without limitation, for tax purposes);

                           8.3.5 cause the Company to pay any compensation to,
or engage in any transaction with, the Manager or an Affiliate of the Manager except as provided herein;

                           8.3.6 cause the distribution of any Marketable
Securities in kind except in accordance with Section 7.3;

                           8.3.7 cause the Company to borrow money or pledge
assets to secure such borrowing except in accordance with Section 5.3; or

                           8.3.8 act, elect, report or otherwise exercise its
duty or authority as the Tax Matters Partner with respect to Company tax matters.

                  8.4 Administrative Responsibilities. In addition to its other responsibilities hereunder, the Manager shall be responsible for providing the administrative and operating support the Company requires in connection with its business and affairs, including, without limitation, (i) the filing of such documents, instruments, certificates and other writings as are necessary or appropriate for the continuation of the Company as a limited liability company under the laws of the State of Delaware (and for the qualification of the Company to do business in states other than Delaware where the Manager determines such qualification to be necessary), (ii) preparing and filing any and all tax returns and other governmental filings in connection with the Company's affairs, (iii) maintaining the books and records of the Company in accordance with the Act, (iv) maintaining the documentation and records relating to securities held by the Company, including the administration and tracking of all warrant and other antidilution rights, stock splits and other terms related to new rounds of financing of Fund A Portfolio Companies, (v) investigating, reviewing and effecting transactions involving securities held by the Company, (vi) leveraging its industry knowledge and relationships to identify attractive follow-on investment opportunities, and (vii) satisfying the Company's needs for office space, supplies and general office support and services.

                  8.5 Management Fee. The Company shall pay the Manager a management fee (the "Management Fee"), which shall be payable quarterly in advance over the period of five (5) consecutive years beginning on the Effective Date. For each quarter, the Management Fee payment due the Manager shall equal .625% of the sum of the Members' Capital Contributions, less the sum of the amounts that have been returned to the Members pursuant to Section 5.4, as of the first day of such quarter. The Management Fee payments due the Manager are in addition to any amounts distributable to the Manager, in its capacity as a Member, pursuant to Section 7.

                  8.6 Assignment. With the approval of the Class A Members in accordance with Section 13, the Manager may delegate or assign any or all of its duties and responsibilities (and its rights to receive any or all of the Management Fee) hereunder, including, without limitation, pursuant to a separate management contract between the delegee and the Company. The Class A Members (in accordance with Section 13) shall not unreasonably withhold their approval of any such delegation or assignment if the delegee or assignee is an Entity Controlled by any two (2) or more of the individuals comprising the Windspeed Team.

                  8.7 Other Activities of Manager. Notwithstanding any other provision of this Agreement and subject to Section 8.1.5, the Manager may engage in other profit-seeking and business ventures of any kind, nature or description (including, without limitation, making and managing investments in securities for its own account or the account of others), independently or with others, and the pursuit of such ventures by the Manager shall not be deemed wrongful or improper. Neither the Company nor any Member shall have any rights or obligations by virtue of this Agreement or the relationship established hereby in or to any independent ventures of the Manager or the profits or losses derived therefrom.

                  8.8 Evidence of Authority. Any Person dealing with the Company may rely upon a certificate signed by the Manager as to:

                           8.8.1 the existence or non-existence of any fact or
facts which constitute conditions precedent to acts by the Manager or in any other manner germane to the affairs of the Company; and

                           8.8.2 the Person or Persons who are authorized to
execute and deliver any instrument or document of the Company or to take any action on behalf of the Company.

         9. Fees and Expenses.

                  9.1 Company Expenses. Subject to Section 8.3, and except as provided in Section 9.2, the Company shall pay, or reimburse the Manager for, all fees and expenses incurred in connection with the Company's business and operations, including, without limitation:

                           9.1.1 expenses (including, without limitation,
legal, accounting, filing and other fees) incurred by the Company or the Manager in connection with the formation, dissolution or termination of the Company (it being agreed, however, that the organizational expenses payable by the Company shall not exceed $50,000 without the approval of the Class A Members in accordance with Section 13);

                           9.1.2 expenses incurred in connection with the
administration of the Company (including, without limitation, costs and fees in connection with the preparation and filing of periodic reports and certificates) or the protection and enhancement of the value of the Company's assets, including, without limitation, the Management Fee and fees paid to consultants, custodians, outside counsel, accountants, insurers, investment bankers and other similar outside advisors and service providers;

                           9.1.3 fees and out-of-pocket costs of evaluating,
negotiating, structuring, documenting and effecting transactions by the Company, including finders, placement, brokerage, accounting, legal, investment banking and other fees;

                           9.1.4 taxes, fees or other governmental charges
levied against the Company or on its income or assets or in connection with its business or operations;

                           9.1.5 costs of litigation and similar matters
(including matters that are the subject of indemnification pursuant to Section
10); and

                           9.1.6 costs of winding up and liquidating the
Company.

                  9.2 Fees and Expenses Payable by the Manager. Notwithstanding
Section 9.1, the Company shall not be obligated to pay (except indirectly via the payment of the Management Fee) the routine overhead/administrative expenses of the Company or the Manager relating to maintaining books and records, travel, routine operational accounting (such as tracking capital accounts, determining and distributing Net Portfolio Receipts, routine tax return preparation costs of up to $5,000 per year, and periodic reporting to Members), office space, supplies, salaries, general office support and the like (it being the intent that such expenses are to be paid by the Manager out of the Management Fee).

                  9.3 Source of Payments. No Member shall be required to make any contributions, or return distributions received, to the Company to enable the Company to satisfy its obligations to pay its fees and expenses (including, without limitation, the Management Fee).

         10. Liability; Indemnification. No Member or Manager shall be liable, responsible or accountable to the Company or any Member for any loss or damage incurred by reason of any act or omission of such Member or Manager performed or omitted on behalf of the Company or in furtherance of the interests of the Company without bad faith, fraud, gross negligence or willful misconduct. To the fullest extent permitted by law, and notwithstanding any other provision of this Agreement, the Company shall indemnify the Members, the Managers and any officers for, and shall hold them harmless from and against, any and all damages, losses, liabilities, fines, penalties, amounts paid in settlement, costs and expenses (including attorneys' fees and expenses) actually and reasonably incurred by them in connection with any threatened, pending or completed demands, claims, actions, suits or proceedings, whether civil, criminal, administrative or investigative, brought or threatened against them by reason of or in connection with actions taken or omitted to be taken by them on behalf of the Company, provided that no Member or Manager shall be entitled to indemnification hereunder for any damage, loss, liability, fine, penalty, amount paid in settlement, cost or expense incurred by such Member or Manager as a result of its bad faith, fraud, gross negligence or willful misconduct. Expenses (including attorneys' fees) incurred by a Member or Manager in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Member or Manager to repay such amount if it is ultimately determined that such Member or Manager is not entitled to be indemnified by the Company pursuant to this Section 10. The cessation of a Member's or Manager's status as such shall not prevent such Member or Manager from being indemnified hereunder for actions taken or omitted while acting in such capacity.

         11. Transfers.

                  11.1 Restrictions on Transfer. A Member may not Transfer any interest in the Company without the express written consent of the Manager and each of the other Members; provided, however, (i) that the consent of the Manager and the other Members pursuant to this Section 11.1 shall not be required if such Transfer (a) is made by CDI in accordance with Section 11.2 or
Section 11.3, (b) will not violate or fail to comply with any federal or state securities law or regulation, (c) will not cause the Company to be treated as a "publicly traded partnership" as defined in Section 7704(b) of the Code, (d) will not cause the Company to be an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (e) will not cause the assets of the Company or any part thereof to be treated as assets of any employee benefit plan or trust subject to ERISA, and (f) will not constitute a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code, and (ii) that the Manager and the other Members may not unreasonably withhold their consents (if required) to any Transfer of an interest in the Company by an Entity to another Entity that directly or indirectly Controls, is Controlled by or is under common Control with the Transferring Entity if (a) in the case of a Transfer by a Class A Member, the Manager has determined that the funding of such Class A Member's Capital Commitment has been adequately provided for (including, without limitation, through the use of the Escrow Account) or (b) in the case of a Transfer by a Class B Member, the Transferee is Controlled by any two (2) or more of the individuals comprising the Windspeed Team. The Manager, in its sole discretion, may require any Member (or unadmitted assignee of a Member) who proposes to make any Transfer not requiring consents under this Section 11.1 to provide the Company with a legal opinion reasonably satisfactory to the Manager that such Transfer will comply with applicable securities laws. In its sole discretion, the Manager may disregard as void any Transfer made in violation of this
Section 11.1. Notwithstanding anything to the contrary contained herein, no consent or legal opinion will be required in connection with a Transfer of an interest in the Company by CDI to an Affiliate.

                  11.2 Right of First Offer. Notwithstanding the consent requirements of Section 11.1 (but subject to the other provisions thereof), CDI may Transfer its interest (or any portion thereof) in compliance with the following procedures:

                           11.2.1 If CDI (the "Selling Member") proposes to
Transfer all or any portion of its interest in the Company to any Person other than an Affiliate of CDI, such Selling Member shall give notice of its intent to make such Transfer (the "Transfer Notice") to the Manager. The Transfer Notice shall set forth (i) the portion of the Selling Member's interest to be Transferred (the "Offered Interest") and (ii) if known to the Selling Member, the identity of the prospective Transferee and the material terms of the proposed Transfer to the prospective Transferee.

                           11.2.2 The Manager shall have the right, but not the
obligation, to deliver to the Selling Member, before the close of the ten (10) day period after the delivery of the Transfer Notice to the Manager (such period, the "Offer Period"), a written offer (an "Offer") to purchase the Offered Interest. An Offer shall set forth all of the material terms and conditions of the proposed purchase of the Offered Interest. The Manager's rights to make the Offer and to purchase the Offered Interest pursuant thereto shall be assignable by the Manager to such one (1) or more Persons as the Manager determines to be appropriate (subject to compliance by the Manager with the provisions of Section 11.1 as if such rights were an interest in the Company). During the Offer Period, the Selling Member shall not solicit proposals or offers from, or engage in discussions with, other parties regarding the sale of the Offered Interest.

                           11.2.3 The Selling Member shall have no obligation
to accept an Offer by the Manager (or its assignee). Any closing of the purchase of the Offered Interest by the Manager (or its assignee), however, shall take place on such date, and at such time and place, as the Selling Member and the Manager (or its assignee) shall agree upon. At such closing, the Manager (or its assignee) shall make such deliveries in payment for the Offered Interest as are contemplated by the Offer, and the Selling Member shall deliver such executed documentation (including, without limitation, any required consents) to the Manager (or its assignee) as may be required to effect the Transfer of the Offered Interest to the Manager (or its assignee) and the admission of the Manager (or its assignee) as a substituted Member with respect to the Offered Interest. All of the foregoing deliveries shall be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

                           11.2.4 If the Manager (or its assignee) does not
purchase the Offered Interest in accordance with Section 11.2.3, then, subject to Section 11.1, the Selling Member shall be entitled to Transfer the Offered Interest to a third party Transferee at any time during the one hundred fifty
(150) day period after the delivery of the Transfer Notice. If the Offered Interest (or any portion thereof) has not been Transferred within such one hundred fifty (150) day period, no Transfer of any portion of the Offered Interest shall be effective unless the Selling Member has again complied with the provisions of this Section 11 as to the Offered Interest. As a condition to the effectiveness of any Transfer of the Offered Interest to a third party Transferee pursuant to this Section 11.2.4, (i) such Transferee shall (a) execute and deliver such documents and agreements as the Manager reasonably determines to be appropriate to effect such Transferee's agreement to be bound by the terms and conditions of this Agreement and (b) take such other actions as the Manager may reasonably determine to be necessary to effect the admission of such Transferee to the Company, to qualify the Company to conduct business or to preserve the limited liability status of the Members, and (ii) the Selling Member and the Transferee shall execute and deliver such documents and agreements, and take such other actions, as the Manager may reasonably require to ensure that the funding of such Selling Member's Capital Commitment has been adequately provided for (including, without limitation, through the use of the Escrow Account).

                  11.3 Put Option. Notwithstanding any other provision of this Agreement, CDI shall have the right but not the obligation to require the Manager to purchase its interest in the Company as provided in this Section 11.3.

                           11.3.1 Subject to Section 11.3.2, CDI's put option
shall be exercisable during a six (6) month period of its choice between the two and a half (2 1/2) year and three and a half (3 1/2) year anniversary of the Effective Date (such six (6) month period, the "Put Period"). The Manager shall provide notice (the "Reminder Notice") to CDI on or about twenty-seven
(27) months after the Effective Date stating that CDI must elect the Put Period. CDI will be required to specify the Put Period in a written notice (the "Put Period Notice") delivered to the Manager by the two and a half (2 1/2) year anniversary of the Effective Date. If CDI does not deliver the Put Period Notice by the two and a half (2 1/2) year anniversary of the Effective Date, then CDI shall be deemed to have elected as the Put Period the six (6) month period ending on the third anniversary of the Effective Date. Notwithstanding the preceding sentences, if the Manager does not deliver the Reminder Notice to CDI on or about twenty-seven (27) months after the Effective Date, then CDI may, in its sole discretion, extend the commencement date of the Put Period and the date by which it must deliver the Put Period Notice by the number of days that elapse after the date that is twenty-seven (27) months after the Effective Date but before the date on which the Manager delivers the Reminder Notice.

                           11.3.2 Notwithstanding Section 11.3.1, CDI's put
option shall be exercisable at any time from and after (i) the dissolution of the Company as provided in (ii) of Section 14.1 or the dissolution of Fund A as provided in (ii) of Section 14.1 of the Fund A Agreement, (ii) the removal of Windspeed as "Manager" (as defined in the Fund A Agreement) of Fund A for "Cause" (as defined in the Fund A Agreement) pursuant to Section 8.1.4 of the Fund A Agreement (or such a removal for Cause of an Entity that has become "Manager" of Fund A pursuant to Section 8.1.3 of the Fund A Agreement upon the Transfer to it of Windspeed's interest in Fund A), or (iii) the occurrence of any event as a result of which (a) the Manager is neither Windspeed nor an Entity that has become Manager pursuant to Section 8.1.3 upon the Transfer to it of Windspeed's Class B interest in the Company or (b) at least two (2) of the individuals comprising the Windspeed Team are no longer actively committed to the Manager in accordance with Section 8.1.5.

                           11.3.3 To exercise its put, CDI shall deliver
written notice (the "Put Exercise Notice") thereof to the Manager at least thirty (30) days before any quarterly reporting date under Section 16.3.2 included in the Put Period selected by CDI; provided, however, that if CDI is exercising its put option under Section 11.3.2, CDI may deliver the Put Exercise Notice within 60 days following CDI's receipt of written notice of the occurrence of an event which causes such put option to become exercisable under
Section 11.3.2.

                           11.3.4 Subject to Section 11.3.5, the price payable
to CDI upon the exercise of its put shall be (i) CDI's share of the Members' Capital as shown on the unaudited statement of Assets, Liabilities and Members' Capital delivered pursuant to Section 16.3.2 as of the quarterly reporting date immediately following the delivery of the Put Exercise Notice, less (ii) without duplication of costs taken into account in determining Members' Capital under (i), reasonable and necessary legal and administrative costs incurred to exercise the put, subject to a cap of $50,000 for such costs (the "Put Price").

                           11.3.5 A closing of the purchase of CDI's interest
by the Manager shall be held at such time and place, and on such date within thirty (30) days after the quarterly reporting date under Section 16.3.2 immediately following the delivery of the Put Exercise Notice pursuant to
Section 11.3.3, as are mutually agreeable to the Manager and CDI. At the closing, the Manager shall make a cash payment to CDI equal to the Put Price (and CDI shall deliver to the Manager such executed documentation, including, without limitation, any required consents, as may be required to effect the Transfer of the purchased interest to the Manager and the admission of the Manager as a substituted Member with respect to such interest); provided, however, that, to the extent the Put Price exceeds $1,500,000, the Manager shall be obligated to purchase (for $1,500,000) only that portion of CDI's interest determined by dividing $1,500,000 by the Put Price (it being agreed, however, that the Manager shall have the right to purchase up to the remaining portion of CDI's interest for the additional portion of the Put Price corresponding to the additional portion purchased.

                           11.3.6 If CDI exercises its put option, any amounts
remaining in the Escrow Account as of the date of the closing shall be distributed to CDI, except to the extent necessary to fund its Capital Commitment with respect to any interest it retains.

                  11.4 Assignees. Unless and until a Person who has acquired an interest in the Company by any form of Transfer has been admitted to the Company as a Member, such Person shall have the status of an unadmitted assignee of such interest and, as such, shall have none of the rights and powers of a Member hereunder or under the Act (including, without limitation, to vote, give consents or approvals, access Company records or otherwise manage or participate in the affairs of the Company) other than to receive the distributions and allocations that such Person's predecessor would have been entitled to receive hereunder with respect to such interest. A Member who Transfers its entire interest in the Company shall cease to have any of the rights and powers of a Member. Notwithstanding anything herein to the contrary, the Company shall be entitled to treat the record holder of any interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to such record holder, until such time as it has received written notice of such Transfer and all of the conditions to the effectiveness of such Transfer hereunder have been satisfied. A Person who acquires an interest in the Company (by any form of Transfer) but is not admitted as a substituted Member may not Transfer all or any portion of such interest without complying with this Section 11 in full as if such Person were a Member for such purpose.

                  11.5 Substituted Members. A Person who acquires an interest in the Company by any form of Transfer shall be admitted to the Company as a substituted Member only (i) with the consent of the Manager and each of the other Members, (ii) by satisfying the applicable requirements of Sections 11.1 and 11.2, (iii) by executing and delivering such documents and agreements as the Manager reasonably determines to be appropriate to effect such Person's agreement to be bound by the terms and conditions of this Agreement, and (iv) if necessary, upon an amendment to this Agreement or such other instrument, executed by all necessary parties and filed or recorded in the proper records of each jurisdiction in which such recordation is necessary to preserve the limited liability status of the Members; provided, however, that the Manager and the other Members (a) shall have no rights to consent to the admission pursuant to this Section 11.5 of any Transferee of an interest in the Company if they had no rights to consent to the Transfer of such interest to such Transferee under Section 11.1 and (b) may not unreasonably withheld their consents to the admission pursuant to this Section 11.5 of any Transferee of an interest in the Company if they could not unreasonably withhold their consents to the Transfer of such interest to such Transferee under Section 11.1. The admission of a substituted Member shall not dissolve the Company and shall be shown in the books and records of the Company. The Manager shall promptly provide the Members with written notice of the admission of any substituted Member.

                  11.6 Rights of Representatives. Notwithstanding any other provision of this Agreement, if an individual Member that is an Entity is dissolved or terminated, the powers of such Member may be exercised by its personal representative to the extent required by the Act.

                  11.7 Costs and Expenses. Any costs or expenses incurred by the Company in connection with any Transfer or proposed Transferor of an interest in the Company shall be paid or reimbursed by the Transferor of such interest.

         12.      Withdrawals.

                  12.1 Withdrawals. Except as expressly permitted by this Agreement, no Member may (i) resign or withdraw from the Company or (ii) receive any distribution from the Company on account of its resignation or withdrawal (whether voluntary, involuntary or by operation of law) before the liquidation of the Company.

                  12.2 Retirement Events. From and after the time a Retirement Event occurs with respect to any Member (such Member, the "Retired Member"), such Retired Member (and, subject to Section 11, any Transferee of any interest of such Retired Member in the Company) shall have the status of an unadmitted assignee of its interest in the Company and, as such, shall have none of the rights and powers of a Member hereunder or under the Act (including, without limitation, to vote, give consents or approvals, access Company records or otherwise manage or participate in the affairs of the Company) other than to receive the distributions and allocations that it otherwise would have been entitled to receive hereunder with respect to such interest.

          13. Actions of the Members.

                  13.1 In General. Except as otherwise provided in this Agreement, a Member's consent, approval, vote or other action as to any matter may be effected by (i) the affirmative vote by such Member to the doing of the act or thing under consideration at any meeting called and held pursuant to
Section 13.2 to consider such act or thing or (ii) a written consent given by such Member at, prior to or after the doing of the act or thing under consideration pursuant to Section 13.3.

                  13.2 Meetings. Any matter requiring the action of any one (1) or more of the Members hereunder may be considered at a meeting called by the Manager or any Member and held not less than three (3) nor more than thirty
(30) Business Days after written notice thereof shall have been given to the Member(s) entitled to vote at the meeting. Any such notice shall state briefly the purpose, time and place of the meeting. A Member may waive in writing the requirements for notice of a meeting before, during or after such meeting (and the attendance of a Member at any meeting shall constitute such Member's waiver). All such meetings shall be held at such reasonable times and places as the Manager (or, in the case of a meeting of the Class A Member(s), such Class A Member(s)) shall determine. A Member may participate in any meeting by conference telephone call or similar communications equipment if all the Persons participating in such meeting can hear each other. Such participation of a Member shall constitute the presence of such Member at such meeting. At any meeting of one (1) or more of the Members, the presence in person, or by conference telephone call or similar communications equipment, of Members sufficient to approve the action under consideration shall be required to constitute a quorum for the transaction of business at such meeting. When a quorum is present at any meeting of one (1) or more of the Members, the vote of Members sufficient to approve the action under consideration shall decide any matter brought before such meeting, unless the matter is one upon which by express provision of law or this Agreement, a different vote is required, in which case such express provision shall govern and control the decision on such matter.

                  13.3 Action Without Meeting. Any action that may be taken at a meeting of any one (1) or more of the Members may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, are signed by one (1) or more Members (or their proxy holders) whose votes would be sufficient to authorize or take such action at a meeting and delivered to the Company (and, if the consent of more than one (1) Member is required, are delivered to the Company within a period of sixty (60) consecutive days). Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of any action without a meeting by fewer than all of the Members entitled to participate in such action shall be given to those Members who have not consented in writing.

                  13.4 Proxies. A Member entitled to vote at a meeting of one
(1) or more of the Members, or to express consent or dissent to Company action in writing without a meeting, may authorize another Person or Persons to act for it by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.

                  13.5 Actions by Class A Members. Notwithstanding any other provision of this Agreement, for as long as Windspeed (or an Entity that has become Manager pursuant to Section 8.1.3 upon the Transfer to it of Windspeed's Class B interest in the Company) is the Manager, only CDI (and/or any Persons who have been admitted as substituted Members with respect to CDI's Class A interest) shall have rights to participate in and effect (acting by a majority in interest of them, by Capital Contributions) consents, approvals, votes or other actions to be given or taken, as the case may be, by the Class A Members in accordance with this Section 13 (it being the intent that Windspeed and any Transferees of its Class A interest shall have no right to participate in or effect any such consents, approvals, votes or other actions). At any other time, the affirmative vote or written consent of the holders of a majority in interest (by Capital Contributions) of all of the Class A Members shall be required for any, consent, approval, vote or other action to have been validly given or taken, as the case may be, by the Class A Members in accordance with this Section 13.

                  13.6 No Other Voting Rights. A Member shall have no rights to vote, give consents or approvals, or otherwise manage or participate in the affairs of the Company except as expressly provided in this Agreement or in any mandatory provision of the Act.

         14. Dissolution; Wind-up; Liquidating Distributions.

                  14.1 Events Causing Dissolution. The Company shall dissolve
(i) at the time that there are no remaining Members of the Company unless the business of the Company is continued in accordance with the Act, (ii) on the effective date specified in a written election to dissolve the Company adopted by the Manager and approved by the Manager and by a majority in interest (by Capital Contributions) of the Members of each class (voting separately by class) at any time before the fifth (5th) anniversary of the Effective Date,
(iii) on the effective date specified in a written election to dissolve the Company adopted by either the Manager or the Fund B Advisor at any time on or after the fifth anniversary of the Effective Date, (iv) at the time when Windspeed shall cease to be the Manager or a Member of the Company or (v) the time of the judicial dissolution of the Company under the Act.

                  14.2 Wind-up. The Manager (or, if one is appointed under the Act, a liquidating trustee) shall be responsible for the winding up and liquidation of the Company. Subject to Section 8.3, after the dissolution of the Company, the Manager (or such liquidating trustee) shall collect the Company's receivables, pay the Company's debts and obligations, and liquidate or distribute the Company's assets as promptly as is practicable and consistent with obtaining fair value for the Company's assets, having due regard to the activity and condition of the relevant markets and general financial and economic conditions. After the Company's affairs have been wound up and its debts and obligations have been paid or provided for, the Manager shall (i) make a final allocation of Net Operating Income or Loss, as the case may be, Net Portfolio Profit or Loss, as the case may be, and other items in such amounts and proportions as are necessary (to the extent possible) for the Members' capital account balances to equal the amounts of any remaining assets of the Company they would be entitled to receive if such remaining assets were to be distributed in accordance with Section 7 (subject to the limitations set forth therein) and (ii) then distribute such remaining assets to the Members in accordance with Section 7. Until the Company's termination pursuant to Section 14.3, the business of the Company and the affairs of the Manager and Members, as such, shall continue to be governed by this Agreement, provided that the Company shall engage in no further business other than in connection with its wind-up and liquidation.

                  14.3 Termination. The dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the winding up of the business and affairs of the Company has been completed as provided herein and a certificate of cancellation of the Company has been filed with the Office of the Secretary of State of the State of Delaware. The Manager (or the liquidating trustee, as the case may be), acting singly, is authorized to execute and file a certificate of cancellation on behalf of the Company.

                  14.4 Liquidating Trust. With the approval of the Fund B Advisor, if the Company has not been liquidated by the second anniversary of the date of its dissolution pursuant to Section 14.1, the Manager (or liquidating trustee) may distribute the non-cash assets of the Company (other than any Marketable Securities) to a trust established for the sole purposes of liquidating such remaining assets, collecting amounts owed to the Company and paying any contingent or unforeseen liabilities or obligations of the Company. The Manager (or such liquidating trustee) shall use reasonable efforts to ensure that such trust qualifies as a liquidating trust under Treasury Regulations Section 301.7701-4(d). The distribution to the trust shall constitute a final, liquidating distribution of assets pursuant to 14.2 (with any asset distributed in kind to the trust being treated as if it were an amount of cash equal its fair market value as determined pursuant to Section 7.4). For purposes of determining and allocating Net Operating Income, Net Operating Loss, Net Portfolio Profit, Net Portfolio Loss and other items pursuant to Section 6, any asset that is to be distributed in kind to such trust shall be treated as having then been sold by the Company for its value as determined for purposes of applying this Section 14.4 (provided that, for such purposes, the fair market value of any asset that is distributed subject to a nonrecourse indebtedness shall be deemed not to be less than the amount of such indebtedness). The Members' relative beneficial interests in the trust shall be equal to their respective relative interests in the assets contributed to the liquidating trust as of the time that such assets are contributed to the liquidating trust.

                  14.5 Escrow Account. Any remaining amounts in the Escrow Account shall be distributed to CDI not later than the earliest of (i) the date on which the Company elects to dissolve, (ii) the termination of the Investment Period, or (iii) when the Manager deems appropriate.

         15. Withholding. Notwithstanding any other provision of this Agreement, the Company shall be entitled to withhold and pay over, or otherwise pay, any withholding or other taxes payable by the Company at such times and based upon such rates as the Manager determines to be appropriate. If the Company makes a payment of tax for any accounting period with respect to any Member or as a result of any Member's participation in the Company, such Member shall be deemed for all purposes of this Agreement to have received the amount of such payment as a distribution from the Company on the last day of the period for which the tax is withheld and paid or, if earlier, on the last day on which such Member owned an interest in the Company. Any deemed distribution to a Member pursuant to this Section 15 shall be treated (to the extent not repaid to the Company) as an advance of, and shall offset, an equal amount of distributions that would otherwise thereafter be made to such Member pursuant to the provisions of Section 7 in the order that such distributions would otherwise have been made. To the extent that the aggregate of such distributions to a Member for any month exceeds the distributions to which such Member would otherwise be entitled for such month, the amount of such excess shall be repaid by such Member to the Company within thirty (30) days after the end of such month.

         16.      Books; Reports.

                  16.1 Books and Records. The books and records of the Company, including a list of the names and business or mailing addresses of the Members, shall be maintained at the principal office of the Company in accordance with the Act. All of the books and records of the Company shall be available for examination at the offices of the Company in which they are maintained by any Member or by any Member's duly authorized representatives at any and all reasonable times upon reasonable notice. Each Member, or such Member's duly authorized representatives, upon written notice to the Manager and upon paying the costs of collection, duplication and mailing, shall be entitled for any purpose reasonably related to such Member's interest as a Member in the Company to a copy of information to which such Member is entitled under the Act. The Company may maintain such other books and records and may provide such financial or other statements as the Manager and the Fund B Advisor mutually agree upon.

                  16.2 Accounting; Tax Year. The Company shall report its operations for tax purposes on such method and based upon such taxable year as the Manager determines to be appropriate consistent with applicable federal income tax laws. The financial statements of the Company shall be prepared in accordance with generally accepted accounting principles.

                  16.3     Reports.

                           16.3.1 Within ninety (90) days after the end of each
fiscal year of the Company, or as soon as practicable thereafter, the Manager shall send to each Person who was a Member at any time during such fiscal year such tax information as shall be necessary for the preparation by such Person of its federal, state and local income tax returns.

                           16.3.2 Within (45) days after the end of each fiscal
quarter of the Company, the Manager shall send to each Member and the Fund B Advisor (i) an unaudited statement of Assets, Liabilities and Members' Capital of the Company as of the end of such quarter, (ii) unaudited statements of operations of the Company for such quarter and for the fiscal year that includes such quarter through the end of such quarter, (iii) a summary of any transactions by the Company during such quarter and (iv) a summary of any distributions made during such quarter.

         17. Definitions. As used in this Agreement, the following terms shall have the meanings assigned to them in this Section 17:

                  "Act" has the meaning set forth in the Recitals.

                  "Adjusted Capital Account Balance" means, with respect to any Member as of the close of any fiscal year or other accounting period, the balance in such Member's capital account adjusted by adding to such balance such Member's share of any "minimum gain" or "partner nonrecourse debt minimum gain," within the meaning of the Treasury Regulations under Section 704(b) of the Code, of the Company as of the close of such year or other period.

                  "Affiliate" means (i) with respect to any individual, (a) any member of such individual's Family, (b) any Entity more than ten percent (10%) of the beneficial interests in which are directly or indirectly owned by one
(1) or more of such individual and members of such individual's Family or (c) any member, manager, director, partner, shareholder, officer, trustee, beneficiary or employee of any Entity described in (b), and (ii) with respect to any Entity, (a) any direct or indirect member, manager, director, partner, shareholder, officer, trustee or beneficiary of or in such Entity, (b) any member of the Family of an individual described in (a) or (c) any other Entity directly or indirectly Controlling, Controlled by or under common Control with such Entity.

                  "Business Day" means any day that is not a Saturday, Sunday or legal holiday in the Company's principal place of business.

                  "Call Notice" means a written notice delivered by the Manager to a Member calling for a contribution from such Member pursuant to Section 5.2 in an amount and by a due date specified in such notice, which due date shall be no less than three (3) Business Days after the delivery of such notice to such Member.

                  "Capital Commitment" means, with respect to any Member, the Capital Commitment set forth opposite such Member's name on the attached
Schedule 1 (allocated, in the case of any Member holding interests in the Company of more than one (1) class, between or among such Member's interests as set forth on such Schedule); provided, however, that if the Company has not invested 50% of the sum of the Capital Commitments set forth on Schedule 1 in securities of Fund A Portfolio Companies by eighteen (18) months from the Effective Date, the Capital Commitments of the Members shall be reduced to 66.66% of the respective amounts set forth on such Schedule (a "Commitment Reduction"). A Transferee of all or a portion of a Member's interest in the Company shall succeed to the Capital Commitment of its Transferor to the extent allocable, based on the terms of the Transfer, to the Transferred interest. Following a Commitment Reduction: (a) any amount in the Escrow Account in excess of CDI's unfunded Capital Commitment after giving effect to the Capital Reduction shall be immediately paid to CDI; and (b) thereafter, the Manager shall have the ability to solicit additional capital contributions by the Members, but no Member shall be required to make any such solicited capital contribution. For purposes of any such additional capital contribution which is solicited in accordance with the preceding sentence, the Manager shall provide written notification to the Fund B Advisor of the solicitation, and CDI shall be deemed to have declined to make any such additional capital contribution if the Fund B Advisor shall not have contacted the Manager to the contrary within thirty (30) days of the written notification.

                  "Capital Contribution" means, with respect to any Member as of any time of determination, the sum of (i) the amount of money that such Member has contributed to the Company pursuant to Section 5.2 (or is deemed to contribute pursuant to Section 5.3), (ii) the fair market value, as determined pursuant to Section 5, of any property that such Member has contributed to the Company (net of any liabilities that the Company has assumed or taken subject to, under Section 752 of the Code, in connection with acquiring such property from such Member), and (iii) the amount of any Company liabilities that such Member has assumed, within the meaning of Section 1.704-l(b)(2)(iv)(c) of the Treasury Regulations. A loan by a Member to the Company shall not be treated as part of such Member's Capital Contribution. A Transferee of all or a portion of a Member's interest in the Company shall succeed to the Capital Contribution of its Transferor to the extent allocable, based on the terms of the Transfer, to the Transferred interest.

                  "CDI" has the meaning set forth in the initial paragraph of this Agreement.

                  "Certificate" means the Company's Certificate of Formation filed with the Secretary of State of the State of Delaware.

                  "Class A Member" means any Person who, at the time of reference, has been admitted to the Company as, and remains, a Class A Member hereunder.

                  "Class B Member" means any Person who, at the time of reference, has been admitted to the Company as, and remains, a Class B Member hereunder.

                  "Code" means the Internal Revenue Code of 1986, as amended, and, where applicable, any predecessor or successor thereto.

                   "Company" means the Delaware limited liability company governed by this Agreement named Comdisco Ventures Fund B, LLC (or such other name as may be selected pursuant to Section 1.3).

                   "Contribution Percentage" means, with respect to any Member as of any time of determination, such Member's Capital Contribution expressed as a percentage of the sum of the Capital Contributions of all of the Members.

                   "Control" (including the terms "controlling," "controlled by," and "under common control with") means the direct or indirect possession of the power to direct or cause the direction of the management and policies of an Entity, whether through the ownership of Voting Securities, by contract, or otherwise.

                  "Effective Date" has the meaning set forth in the initial paragraph of this Agreement.

                  "Entity" means any corporation, partnership, limited liability company, trust, unincorporated association or other organization.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Account" means the escrow account established and maintained pursuant to Section 7.5 of the Fund A Agreement.

                  "Event of Bankruptcy" means, with respect to any Person (except CDI), any of the following events:

                           (i) the making by such Person of an assignment for
the benefit of creditors;

                           (ii) the filing by such Person of a voluntary
petition under any bankruptcy, insolvency or similar law;

                           (iii) the adjudication of such Person by a court of
competent jurisdiction as a bankrupt or insolvent, or the entry against such Person of an order for relief under any bankruptcy, insolvency or similar proceeding;

                           (iv) the filing by such Person of a petition or
answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any bankruptcy or insolvency statute, law or regulation;

                           (v) the filing by such Person of an answer or other
pleading admitting or failing to contest the material allegations of a petition filed against him in any bankruptcy or insolvency proceeding;

                           (vi) such Person's written request for, consent to
or acquiescence in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of such Person's properties; or

                           (vii) the passage of (i) one hundred twenty (120)
days after the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any bankruptcy or insolvency statute, law or regulation without such proceeding having been dismissed, (ii) ninety (90) days after the appointment, without such Person's consent or acquiescence, of a trustee, receiver or liquidator of such Person or of all or any substantial portion of such Person's properties without such appointment having been vacated or stayed or (iii) ninety (90) days after the expiration of any stay of an appointment referred to in the foregoing clause (ii) without such appointment having been vacated.

                  "Family" means, with respect to any individual, any of such individual's spouse and descendants (by blood or adoption).

                  "Fund A" means Comdisco Ventures Fund A, LLC, a Delaware limited liability company.

                  "Fund A Agreement" means the Limited Liability Company Agreement of Comdisco Ventures Fund A, LLC, dated as of February 20, 2004, executed and delivered by CDI and Windspeed in connection with their execution and delivery of this Agreement.

                  "Fund A Portfolio Company" means any issuer of any of the securities held by Fund A, including, without limitation, of any securities acquired by Fund A by reason of (i) any stock dividend, stock split, stock issuance, combination, recapitalization, reclassification, merger, consolidation, conversion or similar transaction, (ii) the exercise of any option, warrant, conversion or exchange rights, or (iii) the participation in subsequent financing rounds of Fund A Portfolio Companies.

                  "Fund B Advisor" means the individual designated by the Class A Members from time to time pursuant to Section 8.2.

                  "Investment Period" has the meaning set forth in Section 5.2.

                  "Management Fee" means the management fee payable pursuant to
Section 8.5.

                  "Manager" means Windspeed, or any successor thereto, in its capacity as manager of the Company hereunder.

                  "Marketable Security" means any security that is described in
Section 7.4.1, Section 7.4.2 or Section 7.4.3, and which is not subject to any "hold back" or "lock up" required by a managing underwriter in connection with the public offering of equity securities of the Portfolio Company which issued such Marketable Securities, or any restriction on the disposition thereof under the terms of any other agreement or of any law, regulation or policy of any state, and each Member's entire holdings of such Marketable Securities can be sold by such Member to the general public without the necessity of any federal, state or local government consent, approval or filing (other than any notice filings of the type required pursuant to Rule 144(h) under the Securities Act of 1933, as amended) and without violation of federal or state securities laws.

                  "Member" means any Person who is a member of the Company (whether of Class A or Class B) as shown on the books of record of the Company at the time of reference thereto, in such Person's capacity as a member of the Company.

                  "Members' Capital" means, for purposes of preparing the information pursuant to Section 16.3.2, as of any date of determination, the amount that would be available for distribution to the Members pursuant to Sections 7 and 14 if the Company were to sell its assets at their values determined in accordance with Section 7.4 (as applicable), satisfy its debts and obligations (including, without limitation, any accrued but unpaid portion of the Management Fee) in accordance with their terms, and then liquidate. For purposes of determining the Put Price pursuant to Section 11.3.4, "Members' Capital" will be the amount shown as Members' Capital in the statement of Assets, Liabilities and Members' Capital prepared by the Manager on a quarterly basis in accordance with Section 16.3.2, consistently applied.

                  "Net Operating Income" or "Net Operating Loss" means, for any fiscal year or other accounting period of the Company, an amount equal to the Company's taxable income or loss for such period determined in accordance with
Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be separately stated pursuant to Section 703(a)(1) of the Code shall be included in such taxable income or loss), including each item thereof, computed with the following adjustments:

                           (i) income of the Company that is exempt from
federal income tax and that is not otherwise taken into account in computing Net Operating Income or Net Operating Loss shall be added to such taxable income or loss;

                           (ii) expenditures of the Company that are described
in Section 705(a)(2)(B) of the Code (or that are treated as described in such Section pursuant to Section 1.704-l(b)(2)(iv)(i) of the Treasury Regulations) and that are not otherwise taken into account in computing Net Operating Income or Net Operating Loss shall be subtracted from such taxable income or loss; and

                           (iii) there shall not be taken into account in
computing Net Operating Income or Net Operating Loss for any year or other period (a) any items of income, gain, loss, deduction and expenditure that are specially allocated pursuant to Section 6.3 or Section 6.4 or (b) any items that are taken into account in determining Net Portfolio Profit or Net Portfolio Loss.

                  "Net Portfolio Receipts" means the amounts of cash received by the Company with respect to securities held by it net of (i) amounts used or reserved by the Manager to pay expenses, debts and obligations of the Company (including, without limitation, the Management Fee) and (ii) amounts used or reserved by the Manager to acquire securities of Fund A Portfolio Companies, including, without limitation, by exercising option, warrant, conversion, exchange, pre-emptive or other purchase rights with respect to securities held by Fund A and by participating in subsequent financing rounds of Fund A Portfolio Companies.

                  "Net Portfolio Profit" or "Net Portfolio Loss" means, for any fiscal year or other accounting period of the Company, the difference, if any (positive or negative, as the case may be), between (i) the Company's gross taxable income and gains with respect to securities held by it for such fiscal year or other period and (ii) the Company's gross taxable deductions and losses with respect to securities held by it for such fiscal year or other period, including each item thereof, computed with the following adjustments:

                           (i) income with respect to any security that is
exempt from federal income tax and that is not otherwise taken into account in computing Net Portfolio Profit or Net Portfolio Loss shall be taken into account;

                           (ii) any security that is distributed in kind shall
be treated as having been sold for its fair market value as determined by the Manager in accordance with Sections 1.704-l(b)(2)(iv)(e) and 1.704-l(b)(2)(iv)(f) of the Treasury Regulations;

                           (iii) adjustments to the book values of Company
securities pursuant to Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations in connection with a contribution to or distribution by the Company shall be treated as gains or losses, as the case may be, from dispositions of those securities in accordance with Section 1.704-l(b)(2)(iv)(f) of the Treasury Regulations;

                           (iv) gains, losses and cost recovery deductions with
respect to securities that are properly reflected, under Section 1.704-l(b)(2)(iv) of the Treasury Regulations, on the Company's books at values that differ from the Company's tax bases in those properties shall be determined with reference to the book values of those securities in accordance with Sections 1.704-l(b)(2)(iv)(f), 1.704-l(b)(2)(iv)(g) and 1.704-l(b)(4)(i)
of the Treasury Regulations; and

                           (v) items that are specially allocated pursuant to
Section 6.3 or Section 6.4 shall not be taken into account in computing a Net Portfolio Profit or Net Portfolio Loss for any year or other period.

                  "Offer" has the meaning set forth in Section 11.2.2.

                  "Offered Interest" has the meaning set forth in Section
11.2.1.

                  "Offer Period" has the meaning set forth in Section 11.2.2.

                  "Operating Cash Flow" means the amounts of cash received by the Company (including, without limitation, earnings on Temporary Investments, but excluding Capital Contributions and receipts taken into account in determining Net Portfolio Receipts) net of (i) amounts used or reserved by the Manager to pay expenses, debts and obligations of the Company (including, without limitation, the Management Fee) and (ii) amounts used or reserved by the Manager to acquire securities of Fund A Portfolio Companies, including, without limitation, by exercising option, warrant, conversion, exchange, pre-emptive or other purchase rights with respect to securities held by Fund A and by participating in subsequent financing rounds of Fund A Portfolio Companies.

                  "Person" means any individual or Entity.

                  "Put Exercise Notice" has the meaning set forth in Section 11.3.3

                  "Put Period" has the meaning set forth in Section 11.3.1.

                  "Put Period Notice" has the meaning set forth in Section
11.3.1.

                  "Put Price" has the meaning set forth in Section 11.3.4.

                  "Regulatory Allocations" has the meaning set forth in Section 6.4.

                  "Reminder Notice" has the meaning set forth in Section
11.3.1.

                  "Retired Member" has the meaning set forth in Section 12.2.

                  "Retirement Event" means, with respect to any Member, (i) an Event of Bankruptcy with respect to such Member (except CDI), or (ii) the Transfer (or the occurrence of any event which results or will result in the Transfer) by such Member of any interest in the Company in violation of this Agreement.

                  "Selling Member" has the meaning set forth in Section 11.2.1.

                  "Short Term Investments" means commercial paper, governmental obligations, money market instruments, money market mutual shares, certificates of deposit and other similar obligations and securities in each case of high investment grade quality.

                  "Target Capital Account Balance" means, for any Member as of the close of any fiscal year or other accounting period, the amount which such Member would then be entitled to receive if the Company were to sell its non-cash assets at book value as then determined in accordance with the Treasury Regulations under Section 704(b) of the Code, satisfy its debts and obligations (including, without limitation, the obligation of the Company to pay the Management Fee) in accordance with their terms, and then liquidate in accordance with Sections 7 and 14.

                  "Tax Liability" means, as to any Member as of the close of any fiscal year or other accounting period, (i) the amount of net taxable income and gain corresponding to allocations of Net Portfolio Profit or Loss made with respect to such Member's interest in the Company (including to predecessor holders) pursuant to Section 6 for periods through and including the close of such fiscal year or other accounting period, multiplied by (ii) the highest combined federal and state rate (taking into account any federal deductibility of state taxes and vice versa, and any applicable capital gain or other preferences) applicable to individual residents of Massachusetts, in the case of allocations to the Class B Member, or to corporations with principal places of business in Illinois, in the case of the Class A Member, for such fiscal year or other accounting period.

                  "Tax Matters Partner" has the meaning set forth in Section
6.9.

                  "Term" has the meaning set forth in Section 4.

                  "Transfer" means (i) when used as a verb, to sell, assign, transfer, bequeath, devise, pledge, encumber or otherwise dispose of, voluntarily, involuntarily or by operation of law, and (ii) when used as a noun, any sale, assignment, transfer, bequest, devise, pledge, encumbrance or other disposition, whether voluntary, involuntary or by operation of law.

                  "Transfer Notice" has the meaning set forth in Section
11.2.1.

                  "Treasury Regulations" means the Income Tax Regulations promulgated from time to time under the Code. References to specific sections of the Treasury Regulations shall be to such sections as amended, supplemented or superseded by Treasury Regulations currently in effect.

                  "Voting Securities" means, with respect to any Entity that is a corporation (or that is managed by one (1) or more Persons having powers similar to those of a corporate board of directors and who are subject to periodic re-election, or removal and replacement, similar to corporate directors), securities of such Entity having the right to vote in an election, or for the removal and replacement, of such Entity's board of directors (or such Persons having similar powers).

                  "Windspeed" has the meaning set forth in the initial paragraph of this Agreement.

                  "Windspeed Fund" has the meaning set forth the initial paragraph of this Agreement.

                  "Windspeed Team" means Daniel H. Bathon Jr., John W. Bullock and Steven Karlson, the general partners of Windspeed.

         18.      Miscellaneous.

                  18.1 Successors and Assigns. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto, and no other Person shall have any rights or benefits hereunder except to the extent expressly provided by applicable law.

                  18.2 Waivers. The failure of any Person to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not (i) prevent a subsequent act which would have constituted a violation from having the effect of an original violation or (ii) excuse strict performance of such covenant or condition in any subsequent case.

                  18.3 Certification. The Manager may cause any or all of the Members' interests in the Company to be evidenced by certificates. Unless certificated pursuant to this Section 18.3, interests in the Company shall not be evidenced by certificates. As a condition to the effectiveness of any Transfer of an interest that has been certificated, the Manager may require the submission to the Company of the certificate(s) evidencing such interest (or an affidavit of loss in such form as the Manager determines to be appropriate).

                  18.4 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

                  18.5 Separability. Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid or unenforceable in any jurisdiction, such provision or provisions shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions hereof, or the application of the affected provision to Persons or circumstances other than those to which it was held invalid or unenforceable, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  18.6 Entire Agreement. This Agreement (together with any exhibits, schedules, subscription or other agreements (including the Fund A Agreement) referred to herein, which are hereby incorporated herein by reference) constitutes the entire agreement among the parties governing the relationship established hereby. This Agreement (together with such exhibits, schedules and agreements) supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth herein or therein.

                  18.7 Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

                  18.8 Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto notwithstanding that all the parties have not signed the same counterpart.

                  18.9 Pronouns. When used herein, pronouns and variations thereof shall be deemed to refer to the masculine, feminine or neuter or to the singular or plural as the identity of the Person or Persons referenced or the context may require.

                  18.10 No Partition. Except as expressly provided herein, no Member or successor-in-interest to any Member shall have the right while this Agreement remains in effect to have any property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Company partitioned, and the Member, on behalf of itself and its successors, representatives, heirs and assigns, hereby waives any such right.

                  18.11 Amendments. In addition to any amendments otherwise permitted by this Agreement, this Agreement may be amended from time to time by the Manager and a majority in interest (by Capital Contributions) of each class of Members (voting separately by class).

                  18.12 Notice Addresses. Any notice to a Member shall be delivered in writing at the address of such Member set forth below such Member's name on the signature page hereof (or instrument of adherence hereto) executed by such Member or at such other mailing address of which such Member shall prospectively notify the Manager and the other Members in writing (any such other mailing address shall be duly noted by the Manager in the Company's books and records). Any notice to the Company or the Manager shall be at the principal office of the Company as set forth in Section 3 or at such other mailing address of which the Manager shall prospectively notify the Members in writing.

                  18.13 Notice Deemed Given. Any notice shall be deemed to have been duly given if personally delivered or sent by United States mail or express mail service or by telecopy or telegram confirmed by letter and will be deemed given, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, or by first-class mail, five (5) calendar days after being deposited in the United States mails, postage prepaid, (ii) if sent by United States Express Mail or other express mail service, two (2) calendar days (other than Sundays and federal holidays) after being deposited therein,
(iii) if sent by telegram, telecopy or other electronic transmission, on the date sent provided confirmatory notice is sent by first-class mail, postage prepaid, and (iv) if delivered by hand, on the date of receipt.

                  18.14 Dispute Resolution. In the event of any controversy, dispute or claim under, arising out of or related to this Agreement (including but not limited to claims relating to breach, termination, fraud or misrepresentation, or the invalidity, illegality or voidness of this Agreement) whether based on contract, tort, statute or other legal theory (collectively hereinafter, "disputes"), the parties shall first attempt to resolve the dispute, at the written request of any party to the dispute, through discussions between authorized senior representatives of the parties to the dispute. If, despite the good faith efforts of the parties, the dispute is not resolved by the foregoing discussions within fifteen (15) days, the dispute shall be referred to binding arbitration pursuant to the commercial arbitration rules then in effect of the American Arbitration Association by a sole arbitrator selected by the parties within fifteen (15) days after written request for arbitration by any party or, in the absence of such selection, to arbitrator(s) selected in accordance with such rules. The arbitration shall be held in Boston, Massachusetts, unless the dispute is primarily related to the put in accordance with Section 11.3, in which event the arbitration shall be held in Chicago, Illinois. Any award made pursuant to an arbitration proceeding shall be made within four (4) months of the appointment of the arbitrator and may be entered in any court of competent jurisdiction. The arbitrator shall determine issues of arbitrability but may not limit, expand or otherwise modify the terms of this Agreement. Issues of arbitrability shall be determined in accordance with the federal substantive and procedural laws relating to arbitration.




                  [Remainder of Page Intentionally Left Blank]

                          COUNTERPART SIGNATURE PAGE
                                      TO
                      LIMITED LIABILITY COMPANY AGREEMENT


         By its execution of this signature page, the undersigned does hereby agree to be bound by the provisions of the Limited Liability Company Agreement to which this signature page is appended, a counterpart of which has been furnished to the undersigned, and the undersigned hereby authorizes the Company to append this signature page to a counterpart of the Limited Liability Company Agreement as evidence thereof.


[Signature Block For Individuals]              [Signature Block For Entities]


---------------------------------              Comdisco, Inc.
(Signature)                                    ------------------------------
                                               (Name of Entity)


---------------------------------              By: /s/ Thomas N. Ahto
(Printed Name)                                     --------------------------
                                               Title: Vice President


---------------------------------              6111 North River Road
(Street Address of Residence)                  ------------------------------
                                               (Street Address of Principal
                                               Office)


----------------------------------             Rosemont, Illinois  60018
(City or Town) (State) (Zip Code)              -------------------------------
                                               (City or Town) (State) (Zip Code)


----------------------------------             USA
(Country)                                      -------------------------------
                                               (Country)

                          COUNTERPART SIGNATURE PAGE
                                      TO
                      LIMITED LIABILITY COMPANY AGREEMENT

         By its execution of this signature page, the undersigned does hereby agree to be bound by the provisions of the Limited Liability Company Agreement to which this signature page is appended, a counterpart of which has been furnished to the undersigned, and the undersigned hereby authorizes the Company to append this signature page to a counterpart of the Limited Liability Company Agreement as evidence thereof.


[Signature Block For Individuals]           [Signature Block For Entities]


-----------------------------------         Windspeed Acquisition Fund GP, LLC
(Signature)                                 ----------------------------------
                                            (Name of Entity)


------------------------------------        By: /s/ John W. Bullock
(Printed Name)                                 -------------------------------
                                            Name:  John W. Bullock
                                            Title: Manager


-------------------------------------       52 Waltham St.
(Street Address of Residence)               ----------------------------------
                                            (Street Address of Principal Office)


-------------------------------------       Lexington, MA  02421
(City or Town) (State) (Zip Code)           ----------------------------------
                                            (City or Town) (State) (Zip Code)


-------------------------------------       USA
(Country)                                   ----------------------------------
                                            (Country)

                          COUNTERPART SIGNATURE PAGE
                                      TO
                      LIMITED LIABILITY COMPANY AGREEMENT

         By its execution of this signature page, the undersigned does hereby agree to be bound by the provisions of the Limited Liability Company Agreement to which this signature page is appended, a counterpart of which has been furnished to the undersigned, and the undersigned hereby authorizes the Company to append this signature page to a counterpart of the Limited Liability Company Agreement as evidence thereof.


[Signature Block For Individuals]           [Signature Block For Entities]


-----------------------------------         Windspeed Acquisition Fund, L.P.
(Signature)                                 ----------------------------------
                                            (Name of Entity)

                                            By: Windspeed Acquisition
                                                Fund GP, LLC,
                                                its general partner


------------------------------------        By: /s/ John W. Bullock
(Printed Name)                                 -------------------------------
                                            Name:  John W. Bullock
                                            Title: Manager


-------------------------------------       52 Waltham St.
(Street Address of Residence)               ----------------------------------
                                            (Street Address of Principal Office)


-------------------------------------       Lexington, MA  02421
(City or Town) (State) (Zip Code)           ----------------------------------
                                            (City or Town) (State) (Zip Code)


-------------------------------------       USA
(Country)                                   ----------------------------------
                                            (Country)